Exhibit 32.2

HERITAGE GLOBAL INC.

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

               The undersigned Scott A. West, duly appointed and incumbent officer of Heritage Global Inc., a Florida corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

May 14, 2015

/s/ Scott A. West
Scott A. West
Chief Financial Officer
(Principal Financial Officer)